UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2020
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On February 19, 2020, the Board of Directors (the “Board”) of Evoqua Water Technologies Corp. (the “Company”) increased the size of the Board by one director (to a total size of ten directors) and filled the vacancy created by such increase by appointing Ms. Lisa Glatch, age 57, as a Class III director, effective February 19, 2020. Ms. Glatch was appointed to serve as an independent member of the Board. Ms. Glatch will hold office until the date of the Company’s Annual Meeting of Stockholders for the fiscal year ending September 30, 2020, or until her successor has been elected and qualified or until her earlier death, resignation, retirement, disqualification or removal.
Ms. Glatch currently serves as Chief Operating Officer of Sempra LNG, an affiliate of Sempra Energy, managing multiple facets of company operations, including engineering and construction, project controls, human resources, external affairs, sustainability and compliance. Ms. Glatch also currently serves as chairperson of the board of directors of Cameron LNG, LLC, a joint venture in which Sempra LNG is an owner. Prior to joining Sempra Energy, Ms. Glatch was Executive Vice President, Chief Strategic Development Officer for CH2M Hill Companies Ltd., a leading global consulting and program management firm. Ms. Glatch also previously served as Senior Vice President of Global Sales for Jacobs Engineering Group Inc. and spent 24 years with Fluor Corporation in a range of senior management positions, including President of the Government Group and Senior Vice President of Project Operations for the Energy & Chemicals Group. She received a B.S. in Chemical Engineering from University of Colorado, Boulder.
Ms. Glatch was not appointed to the Board pursuant to any arrangement or understanding with any other person. Ms. Glatch has no family relationships with any director or executive officer of the Company, and there are no transactions in which Ms. Glatch has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board has determined that Ms. Glatch satisfies the definition of an “independent director” under the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission.
Ms. Glatch will be compensated in the same way as other independent directors of the Company, in accordance with the Company’s director compensation policy, as it may be amended from time to time.
The Company and Ms. Glatch will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.33 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-220785) and is hereby incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 18, 2020, Evoqua Water Technologies Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, stockholders of the Company approved the amendment and restatement of the Evoqua Water Technologies Corp. 2017 Equity Incentive Plan (as amended and restated, the “Amended and Restated 2017 Plan”) in order to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares and incorporate other changes. A summary of the material terms of the Amended and Restated 2017 Plan is included in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on January 6, 2020 (the “Proxy Statement”). The summary of the Amended and Restated 2017 Plan contained in the Company’s Proxy Statement is incorporated by reference in this Item 5.02 and qualified in its entirety by reference to the actual text of the Amended and Restated 2017 Plan, a complete copy of which is filed as Appendix B to the Company’s Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On February 18, 2020, the Company held its Annual Meeting. A total of 96,788,974 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, constituting approximately 83.75% of the Company’s outstanding common stock on December 20, 2019, the record date for the Annual Meeting. The following matters were voted upon, and the final voting results for each matter are set forth below:
Proposal 1: The election of three Class II directors to the Company’s Board of Directors to hold office until the annual meeting of stockholders for the fiscal year ending September 30, 2022 or until their successors are duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Ron C. Keating	82,406,896	10,665,798	3,716,280
Martin J. Lamb	77,721,320	15,351,374	3,716,280
Peter M. Wilver	82,396,846	10,675,848	3,716,280

Pursuant to the foregoing votes, the three Class II director nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the Annual Meeting.

Proposal 2: The approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement. The results of the vote were as follows:

For	Against	Abstained	Broker Non-Votes
89,230,424	3,731,450	110,820	3,716,280

Pursuant to the foregoing vote, the proposal regarding advisory approval of the Company’s executive compensation program was approved.

Proposal 3: The approval of the Amended and Restated 2017 Plan. The results of the vote were as follows:

For	Against	Abstained	Broker Non-Votes
89,369,980	3,604,559	98,155	3,716,280

Pursuant to the foregoing vote, the Amended and Restated 2017 Plan was approved.

Proposal 4: The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. The results of the vote were as follows:

For	Against	Abstained	Broker Non-Votes
95,905,408	776,530	107,036	0

Pursuant to the foregoing vote, the proposal regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2020		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer